UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

VERICITY, INC.

______________________________________________________________________________________________________________________________________________________________

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VERICITY, INC.

8700 West Bryn Mawr Avenue, Suite 900S

Chicago, Illinois 60631

(312) 379-2397

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 3, 2022

Dear Stockholders:

Notice is hereby given that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Vericity, Inc., a Delaware corporation (the “Company,” “Vericity,” “we,” “us,” or “our”) will be held on Wednesday, August 3, 2022 at 9:00 a.m., Central Daylight Time. Due to the ongoing public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our stockholders as well as to preserve costs associated with an in person meeting, this year’s Annual Meeting will be held in a virtual meeting format only. You will be able to attend the Annual Meeting virtually and vote and submit questions during the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/VERY2022.

At the virtual Annual Meeting, stockholders will be asked to consider and vote on the following matters, each as more fully described in the accompanying proxy statement:

1.
To elect the Board of Directors, with each director serving until the next annual meeting and until his successor is elected and qualified;
2.
To approve changes to the Company’s Charter and Bylaws; and

3.
To ratify the Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2022.

Only stockholders of record at the close of business on June 10, 2022, the record date, are entitled to notice of and to vote at the virtual Annual Meeting. Stockholders should review the information provided in the Proxy Statement in conjunction with the Company’s 2021 Annual Report on Form 10-K.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING TO BE HELD ON AUGUST 3, 2022

On June 21, 2022, we mailed to our stockholders a notice of availability over the Internet of our proxy materials, rather than mailing a full paper set of the materials. The notice of availability contains instructions on how to access our proxy materials on the Internet, as well as instructions on obtaining a paper copy. This process will reduce our costs to print and distribute our proxy materials. Please visit the website www.proxyvote.com to view electronic versions of our proxy materials and our 2021 Annual Report and to request electronic delivery of future proxy materials.

Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, you are requested to authorize a proxy to vote your shares. You may do so electronically via the Internet, by telephone or by completing and returning the proxy card if you requested paper copies of the Company’s proxy materials. Any person giving a proxy has the power to revoke it at any time prior to the virtual Annual Meeting, and stockholders who are present at the virtual Annual Meeting may withdraw their proxies and vote online at the virtual Annual Meeting. We urge you to authorize the voting of your shares on the Internet, by toll-free telephone call or, if you have requested a paper copy of our proxy materials, by signing, dating, and returning the proxy card in the envelope provided, so that your shares may be voted in accordance with your wishes.

By Order of the Board of Directors,

/s/ James E. Hohmann

Name: James E. Hohmann

Title: Director and Chief Executive Officer

Chicago, Illinois

June 21, 2022

VERICITY, INC.

8700 W. Bryn Mawr Ave., Ste. 900S

Chicago, IL 60631

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

August 3, 2022

This Proxy Statement is being furnished by and on behalf of the board of directors (the “Board”) of Vericity, Inc., a Delaware corporation (the “Company,” “we,” “us,” or “our”), in connection with the solicitation of proxies to be voted at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, August 3, 2022 at 9:00 a.m., Central Daylight Time, online at www.virtualshareholdermeeting.com/VERY2022. Due to the ongoing public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our stockholders, this year’s Annual Meeting will be held in a virtual meeting format only. Additional details about how you may obtain virtual access to the Annual Meeting are set forth below under the heading “Voting Securities”.

Solicitation and Revocation of Proxy

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board to be used at the Annual Meeting to be held August 3, 2022. You can revoke your proxy at any time before it is exercised by attending and voting at the meeting, by giving written notice of revocation to the Corporate Secretary of the Company prior to the taking of the vote for which such proxy has been given, or by delivery to the Corporate Secretary of the Company of a duly executed proxy bearing a later date (including by means of the telephone or Internet). Notice and delivery shall occur upon actual receipt by the Corporate Secretary of the Company at the Company’s principal place of business. The cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, by email or telephone, by the directors, officers, and employees of the Company. Directors, Officers, and other employees of the Company will receive no additional compensation for any such further solicitations. Also, the Company will make arrangements with banks, brokerage houses, and other nominees, fiduciaries, and custodians holding shares in their names or in those of their nominees to forward proxy materials to the beneficial owners of shares, and the Company will, upon request, reimburse such entities for their reasonable expenses in sending the proxy materials.

Unless revoked as described above, all properly executed proxies will be voted as specified. If no other indication is made, the proxies will be voted for the election of directors shown as nominees and for the ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) and as recommended by the Board with regard to all other matters.

Voting Securities

At the close of business on June 10, 2022, there were 14,875,000 shares of common stock outstanding and entitled to vote at the Annual Meeting. The holders of such shares are entitled to one vote for each share of common stock held by them on any matter to be presented at the Annual Meeting, including the election of directors. Only stockholders of record at the close of business on June 10, 2022 are entitled to vote at the Annual Meeting and any adjournment or postponement thereof.

The Annual Meeting will be held entirely online this year. You may attend the Annual Meeting, as well as vote and submit questions during the Annual Meeting, by visiting www.virtualshareholdermeeting.com/VERY2022 and entering the control number found on your proxy card or Notice of Internet Availability of Proxy Materials you previously received. We encourage you to access the meeting prior to the start time leaving ample time for the check in.

If you do not hold our common shares in your own name, but instead hold your interest in our shares through one or more intermediaries, such as a bank or broker (in many cases referred to as owning shares “in street name”), then you are considered a holder of a beneficial interest in our common shares, or a “beneficial owner”, and you will be able to vote the shares in which you hold your interest through those intermediaries. An intermediary will forward our proxy materials to you and request your instructions as to how to vote the shares.

The presence at the virtual Annual Meeting, in person or by proxy, of a majority of the outstanding shares of the common stock will constitute a quorum. Abstentions and broker non-votes are counted for purposes of determining a quorum and are considered present and entitled to vote. Broker non-votes are excluded from the “for,” “against” and “abstain” counts, and instead are reported as simply “broker non-votes,” therefore broker non-votes have no effect as to voting for or against any matter.

The following table sets forth the voting requirements, whether broker discretionary voting is allowed and the treatment of abstentions for each of the matters to be voted on at the Annual Meeting.

Proposal	Vote Necessary to Approve Proposal	Broker Discretionary Voting Allowed?	Treatment of Abstentions
No. 1 - Electrion of directors	Plurality (that is, the largest number) of the votes cast.	No	Abstentions are not considered votes cast and will have no effect.

No. 2 - Ratification of the Company's Amended Charter and Bylaws	Affirmative vote of a majority of the shares present, in person or by proxy, at the Annual Meeting and entitled to vote on the matter.	Yes	Abstentions will have the effect of a vote cast against the matter.

No. 3 - Ratification of the appoinment of Deloitte & Touche LLP	Affirmative vote of a majority of the shares present, in person or by proxy, at the Annual Meeting and entitled to vote on the matter.	Yes	Abstentions will have the effect of a vote cast against the matter.

Security Ownership of Management and Certain Beneficial Holders

The tables below provide information regarding the beneficial ownership of our common stock for:

•
each beneficial owner known by us to be the beneficial owner of more than five percent of our common stock;

•
each of our director nominees;

•
each of our named executive officers; and

•
all director nominees and executive officers as a group.

We have based our calculations of the percentage of beneficial ownership on 14,875,000 shares of common stock outstanding on the record date.

Five Percent Stockholders

The following table sets forth information regarding all persons known by the Company to be the beneficial owner of more than 5% of our common stock as of the record date.

Five Percent (5%) Stockholders	Number of Shares and Nature of Beneficial Ownership	Percentage of Class (%)
Apex Holdco, L.P. (1) 767 Fifth Avenue New York, NY 10153	11,373,352	76.5%

Directors and Executive Officers

The following table sets forth information regarding our common stock beneficially owned as of June 10, 2022 by (i) each director nominees, (ii) each of the named executive officers, and (iii) all current directors and executive officers as a group.

Directors & Executive Officers	Number of Shares and Nature of Beneficial Ownership	Percentage of Class (%)
Neil Ashe	0	0
Calvin Dong	453	*(1)
Richard A. Hemmings	193,500	1.3
James E. Hohmann	625,532	4.2
Scott Perry	0	0
Eric Rahe	0	0
Laura Zimmerman	120,104	*(1)
James C. Harkensee	327,782	2
All current directors and executive officers as a group (11 persons)	1,557,967	10.5

(1) Ownership percentage is less than 1.0%.

PROPOSAL 1

ELECTION OF DIRECTORS

A board of seven directors will be elected at the Annual Meeting. Each director will hold office until the next annual meeting of stockholders and until his successor is elected and qualified or until his earlier death, resignation, disqualification or removal. The proxies being solicited will be voted for no more than seven nominees at the Annual Meeting. Each director will be elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting, assuming a quorum is present.

All of the nominees listed below currently serve as directors with the exception of Ms. Zimmerman. Laura R. Zimmerman is standing for election as a vacancy will occur in August of 2022. Mr. Schacht attained age 80 in November of 2021, and pursuant to the Company’s Charter and Bylaws he is no longer eligible to serve on the Board of Directors after our 2022 Annual Meeting. Mr. Schacht will move to our advisory Board as of August 3, 2022. All of the nominees were nominated by our Board based on the recommendation of our Nominating and Governance Committee and in accordance with the nomination process set forth in our bylaws. See “—Corporate Governance— Overview of our Board Structure” below for a description of the nomination process for our directors. Each nominee has indicated that he is willing and able to serve as a director. If any nominee becomes unable or unwilling to serve, the proxy may be voted for the election of a substitute nominee nominated by our Board based on the recommendation of our Nominating and Governance Committee and in accordance with the nomination process set forth in our bylaws.

Set forth below is biographical information for our director nominees.

Eric Rahe has served as Vericity’s Chairman since August 7, 2019. Mr. Rahe has served as a Managing Director of J.C. Flowers & Co. LLC since 2014, a leading private investment firm dedicated to investing globally in the financial services industry and serves as a member of the firm’s Management Committee. From 2008 to 2014, Mr. Rahe was a Managing Director at Clayton, Dubilier & Rice where he established and led the firm’s financial services practice. Previously, he was a senior investment professional at the hedge fund SAB Capital, and before that a Partner at Capital Z Partners, the financial services focused private equity firm. Mr. Rahe began his career at Donaldson, Lufkin & Jenrette. Mr. Rahe serves on the Boards of Directors of ELMC Group, LLC.

He received an A.B. in Economics from Harvard College, where he graduated magna cum laude, and an M.B.A. from Harvard Business School. Mr. Rahe was selected to serve on our board of directors because of his experience in the insurance and financial services industries.

Mr. Rahe has been investing in the insurance industry for over 25 years and has served on the board of directors of a number of insurance companies.

Neil Ashe has served as a director of Vericity since August 7, 2019. He is the Chief Executive officer of Acuity Brands which is a global technology manufacturer, driving an innovative and comprehensive portfolio of lighting products, controls, software, and services. Mr. Ashe also serves as the Chief Executive officer of Faster Horses LLC, which invests in, operates and advises companies that are embracing the power of digital to grow and change their businesses. Mr. Ashe has served in this position since 2017. From 2012 to 2017, Mr. Ashe was the President and Chief Executive Officer of Global eCommerce and Technology for Wal-Mart Stores, Inc. Mr. Ashe was with CNET Networks (NASDAQ: CNET) from 2002 to 2008, having been appointed as Chief Executive Officer in 2006, and, subsequently, the President of CBS Interactive from 2008 until 2011, following the sale of CNET to CBS. He has served on the boards of directors of numerous companies, including CNET and AMC Networks (NASDAQ: AMCX), and was a member of the Georgetown University Board of Regents.

Mr. Ashe has an M.B.A. from the Harvard Business School and a B.S. in Business Administration from Georgetown University.

Mr. Ashe was selected to serve on our board of directors because of his experience helping companies use and adopt technology to grow their businesses. Through his experience running several leading internet businesses, Mr. Ashe brings a breadth of experience that will be germane to the Company’s internet agency, eFinancial.

Calvin Dong has served as a director of Vericity since August 7, 2019. He is a Vice President at J.C. Flowers & Co. LLC, where he has been employed since 2013. Prior to joining J.C. Flowers & Co. LLC, Mr. Dong was a member of the Financial Institutions Group at Barclays Investment Bank in New York for three years, focusing on mergers and acquisitions and capital raising transactions in the insurance sector.

Mr. Dong received a B.S. (Honors) in Finance and Accounting with High Distinction from the Kelley School of Business, Indiana University.

Mr. Dong was selected to serve on our board of directors because of his experience in the insurance and financial services industries. Mr. Dong has over 8 years of experience as an investor and banker to the life insurance industry.

Richard A. Hemmings has served as a director of Vericity since 2013 and served as the Chairman of the board of directors of Members Mutual from its formation in 2007 until its conversion in 2019. From 2007 until 2014, Mr. Hemmings also served as the President and Chief Executive Officer of Members Mutual. Mr. Hemmings also served as the Chairman of the board of directors and Chief Executive Officer (and prior to 2012, President) of Fidelity Life, positions held by him from 2005 to 2014. Mr. Hemmings became a director of Fidelity Life in 2002. Prior to joining Fidelity Life in 2005, Mr. Hemmings was a partner in the Chicago law firm of Lord, Bissell & Brook LLP and was associated with the firm for 25 years.

Mr. Hemmings was selected to serve on our board of directors because of his experience in the life insurance industry; his knowledge of the legal and regulatory matters affecting our operations; and his executive experience with Members Mutual and Fidelity Life.

James E. Hohmann has served as a director, Chief Executive Officer and President of Vericity since September 2014 and served as a director and Chief Executive Officer of Vericity from September 2014 until its conversion in 2019. For approximately two years prior thereto, Mr. Hohmann worked as a private consultant in the life insurance industry, including providing consulting services for Members Mutual. From April 2009 until June 2012, Mr. Hohmann served as a director, President, and Chief Executive Officer of FBL Financial Group, an individual life insurance and annuity products company. From January 2007 until January 2009, Mr. Hohmann was an executive officer of Allstate Corporation with accountabilities as President and Chief Executive Officer of Allstate Financial. From December 2004 until December 2006, Mr. Hohmann was President and Chief Operating Officer of Conseco, Inc. Earlier, he served as President and Chief Executive Officer of a newly formed XL Life and Annuity business at XL Capital, was Chief Actuary and then President of the Financial Institutions business of Zurich (Kemper), and worked for nearly 13 years as a management consultant, first for KPMG Peat Marwick, followed by Tillinghast/Towers Perrin (now Willis Towers Watson) where he was Managing Principal of the Chicago Life Practice.

Mr. Hohmann also currently serves on the Board of Directors of American Council of Life Insurers, the Board of Directors of Bankers Trust (nonpublic) and is Chairman of MIB Group Inc., a life insurance industry membership organization. He also served as a former director of the Board of Governors for the Property Casualty Insurance Association of America. Mr. Hohmann is a Fellow of the Society of Actuaries and a Member of the American Academy of Actuaries.

Mr. Hohmann was selected to serve on our board of directors because of his executive leadership experience, his expertise in insurance and financial services, and his actuarial background.

Scott Perry has served as a director of Vericity since August 7, 2019. He joined AmeriLife Group Holdings as Chief Executive Officer in December 2016. AmeriLife is a distributor of annuity, life, and health insurance products and is a portfolio company of a fund advised by Thomas H. Lee Partners, L.P. He was previously the Chief Business Officer of CNO Financial Group, Inc., (formerly, Conseco, Inc.), where he oversaw the operations of Bankers Life, Colonial Penn and Washington National, from 2009 until 2016. Prior to that, Mr. Perry served as the President of Bankers Life from 2002 until 2009. Before joining Bankers Life, Mr. Perry worked for 12 years in sales, marketing, and management roles at Golden Rule, Anthem Blue Cross Blue Shield and Premera Blue Cross. Earlier in his career, he advised healthcare payers and providers on strategies to improve operational and financial performance with the Deloitte & Touche Integrated Health Care Group.

Mr. Perry has served on the boards of LL Global (LIMRA) and the American College. He also served as a board member and Chair of the Greater Illinois chapter of the Alzheimer’s Association.

Mr. Perry was selected to serve on our board of directors because of his experience in the insurance industry. Mr. Perry has over 28 years of experience in the life insurance industry. As Chief Executive Officer of AmeriLife and former President of Bankers Life, Chief Business Officer of CNO, he brings particular expertise in the distribution of a wide variety of life and health products across various distribution channels.

Laura R. Zimmerman has served as Executive Vice President and Chief Marketing Officer of Vericity since February 2016. Ms. Zimmerman served as Executive Vice President and Chief Marketing Officer of Members Mutual from February 2016 until its conversion in 2019. Prior thereto, Ms. Zimmerman served as Vice President, Chief Marketing Officer, Group Worksite, at The Guardian Life Insurance Company of America from July 2014 to February 2016, where she led marketing and enrollment services for the employee benefits division. Prior thereto, Ms. Zimmerman served as the Managing Director at Bridgestar Solutions, LLC from July 2013 to June 2014. Prior thereto, Ms. Zimmerman served as Senior Vice President for Aon Hewitt from November 2011 to June 2012, where she led marketing and advertising strategy. Before joining Aon Hewitt, Ms. Zimmerman served as Managing Director, Head of Marketing and Product at Legg Mason Global Asset Management from June 2010 to June 2011. Prior thereto, Ms. Zimmerman served in various positions during a thirteen-year career at Allstate Insurance Company. Among other positions at Allstate, Ms. Zimmerman served as Chief Strategy Officer for Allstate’s financial services division.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE ABOVE DIRECTOR NOMINEES.

Director Nominees; Executive Management

The table below provides information of our directors and executive officers as of March 30, 2022.

Name	Age	Position
Eric Rahe	53	Director and Chairman
Neil Ashe	54	Director
Calvin Dong	34	Director
Richard A. Hemmings	75	Director
Scott Perry	59	Director
James W. Schacht	80	Director
James E. Hohmann	66	Chief Executive Officer, President and Director
John Buchanan	51	Executive Vice President, General Counsel and Corporate Secretary
David R. Drollette	39	Executive Vice President, Chief Data Officer & Chief Technology Officer
James C. Harkensee	63	Executive Vice President of Vericity, President and Chief Operating Officer of Fidelity Life
Chris S. Kim	50	Executive Vice President, Chief Financial Officer and Treasurer
Laura R. Zimmerman	63	Executive Vice President and Chief Marketing Officer

Executive Officers

Set forth below is biographical information for our executive officers (except for Mr. Hohmann and Ms. Zimmerman, whose biographical information is set forth above):

James C. Harkensee has served as Executive Vice President of Vericity since its conversion in 2019 and as President and Chief Operating Officer of Fidelity Life since November 2012. From July 2013 to August 2014, Mr. Harkensee served as Interim Chief Financial Officer of Members Mutual. Prior to that, Mr. Harkensee served in various capacities at Fidelity Life, including most recently as Vice President of Product and Corporate Development and prior to that as President of America Direct Insurance Agency, Inc., a subsidiary of Fidelity Life, which he joined in 2005. He was formerly President of Zurich Direct, a direct marketing insurance agency. Mr. Harkensee began his career at Bankers Life & Casualty in 1980, later joining Zurich Life, where he was promoted to Chief Actuary. Mr. Harkensee also serves as Executive Vice President of Vericity. He is a Fellow of the Society of Actuaries.

Chris S. Kim has served as Chief Financial Officer of Vericity since August 2014 and served as Chief Financial Officer of Members Mutual from August 2014 until its conversion in 2019. He has served as Executive Vice President of Vericity since its conversion in 2019. Prior thereto, Mr. Kim served as Chief Accounting Officer of Members Mutual since June 2013. Mr. Kim has over twenty years of experience in public accounting and controllership with a focus on property and casualty and life insurers. He has extensive experience in advising public companies on accounting and financial reporting matters related to capital raising activities and advising clients on complex accounting matters. Mr. Kim also serves as Executive Vice President of Vericity. Prior to joining Members Mutual, he was employed by PricewaterhouseCoopers LLC for a total of seventeen years within the audit and transaction services practice in Kansas City, Chicago, and New York, from 1995-2002 and again from 2004-2013. From 2002-2004, Mr. Kim held the position of Assistant Controller with Employers Reinsurance Corporation, a subsidiary of GE Capital.

John Buchanan has served as Executive Vice President, General Counsel and Corporate Secretary of Vericity since February, 2016. Mr. Buchanan served as Executive Vice President, General Counsel and Corporate Secretary of Members Mutual from February 2016 until its conversion in 2019. Prior thereto, from 1995 to February 2016, Mr. Buchanan served in various legal roles during a twenty-year career at Allstate Insurance Company most recently as Chief Counsel supporting Allstate’s agency operations from July 2014 to February 2016, and prior to that as Corporate Counsel supporting direct sales from July 2009 until July 2014. Among other positions at Allstate, Mr. Buchanan led several legal teams within Allstate’s P&C and life insurance operations, including acting as lead counsel for Allstate Life of New York. He also served as lead counsel to Allstate’s Chief Marketing Officer and Lead Counsel to Allstate’s Eastern Region President. Mr. Buchanan served as Secretary on NJ Life and Health Guaranty Fund boards. Mr. Buchanan began his career as a trial attorney with dozens of jury and bench trials on insurance matters.

Corporate Governance

Overview of Our Board Structure

As part of the conversion of Members Mutual in connection with our IPO, Apex Holdco purchased approximately 76.5% of the shares sold in the IPO pursuant to a standby stock purchase agreement under which Apex Holdco acted as the standby purchaser for the IPO. As such, we qualify as a “controlled company” within the meaning of the corporate governance rules of Nasdaq. “Controlled companies” under those rules are companies of which more than 50% of the voting power is held by an individual, a group or another company.

As we are a “controlled company” we have availed ourselves of the “controlled company” exception under the Nasdaq rules and will not be subject to the Nasdaq listing requirements that would otherwise require us to have a board of directors comprised of a majority of independent directors, a Compensation Committee composed solely of independent directors or a nominating committee composed solely of independent directors.

The standby purchase agreement and/or our bylaws contain provisions regarding our corporate governance and board structure and chief executive officer, including:

•
the board of directors shall consist of designees appointed by Apex Holdco (the “Apex designees”) and designees appointed by Vericity (the “company designees”). The number of company designees shall not exceed six or at any time be less than two, and the number of Apex designees at any given time shall be one more than the number of company designees, but in no event less than three, provided that Apex Holdco may designate the minimum additional number of designees as necessary to comply with SEC and Nasdaq Stock Market rules relating to the number of independent directors serving on the board of directors or any committee of the board. Messrs. Rahe, Dong, Perry and Ashe serve as the Apex designees, and Messrs. Hemmings, Hohmann and Schacht currently serve as the company designees. Each of these directors has been nominated by the Board for election as directors to serve an additional term, and Apex Holdco has delivered its written consent to their election;

•
the compensation payable to the company designees may not be decreased without the consent of a majority of the company designees, and may not be increased without the consent of a majority of the Apex designees;

•
among other things, Apex Holdco has agreed to vote its shares in favor of the election of the company designees as directors. In the event of any vacancy in the office of any Apex designee or company designee, a majority of the remaining designees, as applicable, will have the right to designate a replacement to fill the vacancy, provided that in the case of a vacancy of a company designee, Apex Holdco may elect to reduce the size of the board of directors by two so long as one of the Apex designees resigns, and provided further that in the event that there are no remaining company designees to designate a replacement, the advisory board shall have the right to designate a replacement company designee;

•
at any election of directors of Vericity, a majority of the Apex designees will have the right to nominate the successors of the Apex designees, and a majority of the company designees will have the right to nominate the successors of the company designees, provided that in the event that there are no remaining company designees to designate successors, the advisory board shall have the right to designate successor company designees;

•
any transaction between Apex Holdco or any of its affiliates, on the one hand, and Vericity or any of its subsidiaries, on the other hand, shall be subject to approval by the company designees, other than ordinary course transactions on arm’s length terms; and

•
Mr. Hohmann shall serve as Chief Executive Officer of the Company for three years after the closing of the offering, subject to his earlier death, retirement, resignation or removal as defined in the standby purchase agreement.

Director Independence

We have undertaken a review of the composition of our board of directors and considered whether any director has a relationship that could compromise that director independent judgment in carrying out his responsibilities and all other facts and circumstances that the board of directors deemed relevant in determining their independence. We have affirmatively determined that each of our directors, with the exception of Mr. Hohmann, Mr. Rahe, and Ms. Zimmerman is an independent director under the Nasdaq Marketplace Rules.

Committees of the Board of Directors

We have the following committees of our board of directors in place: the Audit Committee; the Compensation Committee; and the Nominating and Governance committee. Each of these committees operates under a committee charter that has been approved by our board of directors and is available on our website at www.vericity.com. The composition, duties and responsibilities of our committees are as set forth below:

Audit Committee

The Audit Committee is responsible for the oversight of the integrity of our consolidated financial statements, our systems of internal control over financial reporting, our risk management, the qualifications, independence and performance of our independent registered public accounting firm, the performance of our internal auditor and our compliance with applicable legal and regulatory requirements. The Audit Committee has the sole authority and responsibility to select, determine the compensation for, evaluate and, when appropriate, replace our independent registered public accounting firm. All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our Audit Committee. The Audit Committee also approves related-party transactions.

Our Audit Committee is composed of Mr. Perry (chair), Mr. Schacht, and Mr. Dong. Our board of directors has determined that each of the members of the Audit Committee meets the definition of “independent director” for purposes of serving on the Audit Committee under Exchange Act Rule 10A-3 and the Nasdaq Marketplace Rules. In addition, the board of directors has determined that Scott R. Perry qualifies as an “Audit Committee financial expert” as such term is defined in Item 407(d)(5) under Regulation S-K.

Report of the Audit Committee

The Audit Committee has reviewed and discussed our audited financial statements with management. The Audit Committee has discussed with the Company’s independent auditor, Deloitte, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has received the written disclosures and the letter from the Auditor required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence, and has discussed Deloitte’s independence with Deloitte. Based upon the review and discussions referred to above, the Audit Committee recommended that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Scott Perry (Chair)

James W. Schacht

Calvin Dong

Mr. Hemmings will join the Audit Committee in place of Mr. Schact after August 3, 2022.

Compensation Committee

The Compensation Committee is responsible for annually reviewing and approving the corporate goals and objectives relevant to the compensation of our Chief Executive Officer and evaluating our Chief Executive Officer’s performance in light of these goals; reviewing and approving the compensation of our executive officers and other appropriate officers; reviewing and reporting to the board of directors on compensation of directors and board committee members; and administering our incentive and equity-based compensation plans.

Our Compensation Committee is composed of Mr. Rahe (chair), Mr. Schacht, Mr. Ashe, Mr. Dong and Mr. Hohmann. Mr. Hemmings will join the Compensation Committee in place of Mr. Schact after August 3, 2022.

Nominating and Governance Committee

Our nominating and corporate governance committee is composed of Mr. Dong (chair), Mr. Rahe, and Mr. Ashe, Mr. Hemmings and

Mr. Hohmann. The Nominating and Governance committee is responsible for identifying and recommending candidates for election to our board of directors and each committee of our board of directors, developing and recommending corporate governance guidelines to the board of directors and overseeing performance reviews of the board of directors, its committees and the individual members of the Board. . Mr. Hemmings will leave the Nominating and Governance Committee after August 3, 2022.

Attendance

Each incumbent director attended at least 75% of the total number of meetings of the Board and committees on which he served in 2021.

Code of Ethics

We have adopted a code of business conduct and ethics applicable to all of our directors and employees, including our principal executive, financial and accounting officers and all persons performing similar functions. A copy of that code is available on our website at www.vericity.com. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions, on our website to the extent required by applicable rules and exchange requirements.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and ten percent stockholders to file initial reports of ownership and reports of changes in ownership of our common stock with the SEC. During 2019, all such reports were timely filed.

Advisory Board

Upon completion of the offerings, we established an advisory board to provide general policy advice to the board of directors. Only individuals who served as directors of Members Mutual as of the date of the standby stock purchase agreement are eligible to serve on our advisory board. Advisory board members are entitled to attend meetings of the board of directors but shall not vote. Members of the advisory board shall have the right to nominate individuals to be company designees in the event that there are no then-serving company designees. Members of the advisory board will receive the same compensation provided to company designees serving on the board of directors of Vericity. Advisory board members will serve until the earlier of the sale of Vericity to a third party, the fifth anniversary of the closing of our 2019 offering or a member’s death, resignation or removal. The initial advisory board consists of Ms. Bynoe, Mr. Fibiger and Mr. Groot.

Set forth below is biographical information for the members of the advisory board:

Linda Walker Bynoe is the President and Chief Executive Officer of Telemat Ltd., a project management and consulting firm based in Chicago, Illinois. Ms. Bynoe has served in that position since 1995. From 1989 to 1995, Ms. Bynoe was the Chief Operating Officer of Telemat Ltd. From 1978 to 1989, Ms. Bynoe worked in executive capacities with the capital markets division of Morgan Stanley, serving as Vice President since 1985. Ms. Bynoe serves on the board of directors of Anixter International Inc., Prudential Retail Mutual Funds and the Northern Trust Corporation, and as a Trustee of Equity Residential. Ms. Bynoe became a director of Fidelity Life from 2002, and a director of Members Mutual from 2007 through the completion of the conversion in 2019.

John A. Fibiger served in various positions, including President, Chief Financial Officer and Chairman of the board of directors, of the Transamerica Life Companies. Prior to his association with the Transamerica Life Companies, Mr. Fibiger served in various positions with New England Mutual Life Insurance Company, including as its President from 1982 to 1989. He recently served as an independent trustee with the following mutual fund complexes associated with Genworth Financial, Inc.: GPS Funds II (10 portfolios); since 2004, Genworth Financial Asset Management Funds (10 portfolios); and from 2008 to 2011, Genworth Variable Insurance Trust (20 portfolios). He served as a trustee of the Menninger Foundation, and was Chairman of the Menninger Fund.

Mr. Fibiger has been a member since 1956 and a Fellow since 1959 of the Society of Actuaries. He has been a Member since 1963 of the American Academy of Actuaries and served as its President from 1987 to 1988. He is also a trustee of the Austin Symphony Orchestra and a life trustee of the Museum of Science, Boston, Massachusetts. Mr. Fibiger became a director of Fidelity Life from 2004, and a director of Members Mutual from 2007, through the completion of the conversion in 2019.

Steven L. Groot held a series of actuarial and executive management positions during a thirty-plus year career with Allstate Insurance Company. Among other positions at Allstate, Mr. Groot served as President of Allstate Insurance Companies of Canada, President of Allstate Indemnity, President of Allstate International and President of Allstate’s direct distribution and e-commerce business. He was a member of the Allstate Insurance Company board of directors from 1994 to 2002 and served on the investment and executive committees of the Allstate Insurance Company board of directors.

Mr. Groot is a Fellow of the Casualty Actuarial Society and a Member of the American Academy of Actuaries and also a member of the California State Bar Association. He currently serves as a member of the Board of Directors of CEM Insurance Company, a privately held property and casualty insurer, and was a life trustee of Lawrence Hall Youth Services in Chicago, Illinois. Since 2006, Mr. Groot has served on the board of directors of American Safety Insurance Holdings, Ltd., a specialty commercial insurer that was sold in 2013. Mr. Groot served as a director of Fidelity Life from 2006, and a director of Members Mutual from 2007, through the completion of the conversion in 2019.

James W. Schacht attained age 80 in November of 2021 and pursuant to the Company’s Charter and Bylaws is no longer eligible to serve on the Board of Directors after our 2022 Annual Meeting. He will move to our advisory Board as of August 3, 2022. He has served as a director of Vericity since 2013 and as the President of The Schacht Group, Inc., which advises national and international clients with respect to insurance and regulatory matters, since its founding in 2008. Prior thereto, Mr. Schacht was for thirteen years a Managing Director at two international consulting firms. Mr. Schacht has over 45 years of broad-based experience in the insurance industry and all areas of insurance regulation. Mr. Schacht has served as an expert consultant and witness on a variety of insurance, reinsurance, and regulatory issues in litigation, and advises clients on new insurance products, organizing insurance companies, financial and reporting requirements, and securing regulatory approval for a variety of transactions. Mr. Schacht served as the Director of the Illinois Department of Insurance on three occasions. Mr. Schacht serves on the board of directors of Spinnaker Insurance Company, a property and casualty insurer. Mr. Schacht has served on the board of directors of Members Mutual from 2007 through its conversion in 2019.

Mr. Schacht was previously selected to serve on our board of directors because of his experience in the insurance industry and his knowledge of legal and regulatory matters affecting our operations.

Involvement in Certain Legal Proceedings

The Company is not aware of any material legal proceedings in which any director, officer, or any record or beneficial owner of more than 5% of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder, is a party adverse to the Company or has a material interest adverse to the Company.

Executive Compensation

Summary Executive Compensation Table

The following table shows the compensation information for our President and Chief Executive Officer, our Executive Vice President and President and Chief Operating Officer of Fidelity Life and our Executive Vice President and President and Chief Operating Officer of Efinancial based on compensation earned for the years ended December 31, 2021 and December 31, 2020 (our “named executive officers”).

			Non-Equity Incentive Plan Compensation	All Other Compensation
Name and Principal Position	Year	Salary ($)	($)(1)	(2)(3)	Total ($)
James Hohmann	2021	767,350	425,419	46,235	1,239,004
President and Chief Executive Officer of Vericity	2020	745,000	537,145	40,544	1,322,689
James Harkensee	2021	450,000	189,536	36,613	676,149
Executive Vice President of Vericity, President and Chief Operating Officer of Fidelity Life	2020	440,000	205,555	27,145	672,700
Chris Campbell (4)	2021	412,000	141,806	33,819	587,625
Executive Vice President of Vericity, President and Chief Operating Officer of Efinancial	2020	400,000	195,470	21,702	617,172
(1)
Includes the following amounts earned under the short-term incentive program based on performance for years 2021 and 2020, respectively: Mr. Hohmann $425,419 and $537,145: Mr. Harkensee $189,536 and $205,555; and Mr. Campbell $141,806 and $195,470. See “Executive Compensation—Short-Term Incentive Program” below for additional information. Note that compensation earned for annual performance is paid in March of the following year.
(2)
All other compensation consists of the following: (i) company portion of health, dental, life, disability and vision insurance premiums and (ii) 401(k) company matching contributions.
(3)
Following the closing of the IPO, the named executive officers also received grants under an equity incentive plan adopted, maintained and administered by the standby purchaser. See “—Apex Holdco Equity Incentive Plan” below for additional information.
(4)
As disclosed in the Company’s 8k filing of March 25, 2022, effective March 22, 2022, Chris Campbell is no longer employed with the Company.

Short-Term Incentive Program

2021 Short-Term Incentive Program

Deferred Compensation Plan

We offer a non-qualified deferred compensation plan to our named executive officers, directors and certain other executive officers. Deferred compensation plan participants can elect to defer a portion of their annual compensation into the deferred compensation plan, with the deferrals generally not subject to current income tax. Deferred compensation plan balances are credited with interest, computed monthly, using the yield rate that we earn on our invested assets. Net gains (losses) on investments are not considered in determining earnings on deferred compensation accounts. There are currently no participants in this plan.

Apex Holdco Equity Incentive Plan

Following the closing of the IPO, the standby purchaser established the Apex Holdco L.P. 2019 Equity Incentive Plan (the “EI Plan”) under the terms of the amended and restated limited partnership agreement of the standby purchaser. Under the EI Plan, Class B units representing 20.6% of the fully diluted units of the standby purchaser at the closing of the IPO were reserved for issuance to employees, directors, advisory board members and other service providers of the Company. Following the closing, awards under the EI Plan were made to the executive officers, certain directors, certain other employees, and advisory board members of the Company in an aggregate amount of approximately 85.4% of the available pool of Class B units under the EI Plan. Class B units are non-voting profits interests in the standby purchaser that entitle the holders thereof to participate in the appreciation in the value of the standby purchaser, as represented by its ownership of the Company’s common stock, above a per share threshold representing the amount of the standby purchaser’s investment in the Company’s common stock, subject to certain customary adjustments, and are payable in the event of a future sale of the Company. The grants of Class B Units made to the named executive officers, directors and advisory board members represented the following percentages of the fully diluted units of the standby purchaser at the closing of the IPO: Mr. Hohmann, 5.00%; Mr. Harkensee, 1.75%; Mr. Campbell, 1.50%; Mr. Ashe, 1.00%; Mr. Hemmings, 0.80%; Mr. Perry, 0.25%; Mr. Schacht, 0.80%, Ms. Bynoe, 0.80%; Mr. Fibiger, 0.80%; and Mr. Groot, 0.80%.

Under the EI Plan, for all of our directors and our executive officers other than Mr. Hohmann, the grants of Class B units vest ratably over five years, subject to forfeiture under certain conditions. Mr. Hohmann’s grant was fully vested upon grant, subject to recoupment ratably over five years and forfeiture under certain conditions. The grants to the directors of Vericity are not subject to forfeiture. The EI Plan is adopted, maintained and administered by the standby purchaser, not the Company.

Employment Agreements

We have entered into employment agreements with Messrs. Hohmann, Harkensee, Kim, Buchanan and Campbell and with Ms. Zimmerman. The employment agreements provide for a base salary, subject to increase as determined by the Company. Pursuant to the employment agreements, these executives are eligible to participate in all employee profit sharing and welfare benefit plans for executives as well as our annual cash incentive program, and Change in Control Severance Benefits Plan (the “CIC Plan”). The employment agreements require the Company to indemnify any executive who is made a party or is threatened to be made a party to any action, suit or proceeding because he or she is or was a director or officer of the Company, subject to certain conditions. In such case, the Company will provide for the advancement of certain expenses.

Under the employment agreements, the agreement and an executive’s employment thereunder may be terminated due to (i) death; (ii) total disability; (iii) by the Company for Cause; (iv) by the Company at any time without Cause; (v) or by an executive on at least thirty days’ notice. In the event an executive is terminated by the Company without Cause and there has not been a Change in Control under the Company’s CIC Plan, the executive will be entitled to the following (x) an amount equal to eighteen months of executive’s then current base salary; (y) an amount equal to the executive’s target bonus percentage for the current year multiplied by the amount payable pursuant to (x); and (z) COBRA coverage for eighteen months provided the executive makes the appropriate election and continues to pay the relevant premiums at the same level as when employed. The amounts payable pursuant to (x) and (y) shall be paid in monthly installments. Pursuant to the employment agreements, the executives are subject to certain restrictions regarding confidential information and trade secrets. In addition, for a period of up to eighteen months, the executives are prohibited from soliciting the Company’s customers and employees and from engaging in certain activities which compete with the Company.

Change in Control Severance Benefits Plan

Our named executive officers, among others, participate in the Vericity Holdings Change in Control Severance Benefits Plan (the “CIC plan”). The CIC plan provides for the payment of severance benefits to certain eligible employees whose employment is terminated without Cause or who voluntarily terminates for Good Reason following a Change in Control as those terms are defined in the CIC plan.

Pursuant to the CIC Plan, if our named executive officers are terminated without Cause or voluntarily terminate their employment due to Constructive Termination within 12 months of a Change in Control, they would be entitled to receive 24 months of base salary. Also, our named executive officers would receive payment of a bonus computed as the average of their short-term annual bonus as a percentage of base salary for the past three complete years in which a bonus plan was in effect. The annual bonus payout would be multiplied to be consistent with the period covered by the base salary award (2 times for 24 months). Base salary payments would continue to be paid on the same frequency as before the termination, while the bonus payment would be made in a lump sum. Following the termination of employment, we would pay the employee’s share of any health insurance premiums as were paid before the termination if the employee elects to continue coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) for the continuation period under COBRA. The Company would also reimburse the named executive officer the cost of obtaining comparable life and long-term disability insurance coverage that the employee was provided before the termination for 24 months. In addition, our named executive officers would be entitled to receive the immediate payment of all outstanding (vested and un-vested) awards under the Company’s incentive and bonus plans, including the annual bonus program.

In the event that any payments made under the CIC plan would cause our named executive officers to be considered the recipient of an excess parachute payment within the meaning of Section 280G(b) of the Code, the amount of such payments would be reduced to an amount necessary to avoid application of Section 280G(b) of the Code.

Director Compensation

In 2021, each non-employee director and advisory director of Vericity, Inc. received an annual retainer of $100,000 which was paid on a quarterly basis. Messrs. Rahe, Dong and Perry do not receive cash compensation from the Company for service as a director of Vericity, Inc. Following the closing of the IPO, each director other than Messrs. Rahe and Dong also received a grant of Class B Units under the EI Plan. See “—Apex Holdco Equity Incentive Plan” above for additional information.

The table below summarizes the total compensation earned from the Company and its subsidiaries by our non-employee directors for service as a director for the fiscal year ended December 31, 2021.

		Non-Equity
	Fees Earned or	Incentive Plan
	Paid in Cash	Compensation	Total
Linda Walker Bynoe	$100,000	$—	$100,000
John A. Fibiger	100,000	—	100,000
Richard A. Hemmings	100,000	—	100,000
Steven L. Groot	100,000	—	100,000
James W. Schacht	100,000	—	100,000
Neil Ashe	100,000	—	100,000
Eric Rahe	—	—	—
Calvin Dong	—	—	—
Scott Perry	—	—	—

Certain Relationships and Related Transactions

Except as otherwise disclosed herein, the Company has no related party transactions.

PROPOSAL 2

RATIFICATION OF AMENDED CHARTER AND BYLAWS

The Board has approved amendments to the Charter and Bylaws of the Company that further clarify that Board Directors may be removed with or without cause. The Amended Charter and Bylaws are attached as Exhibits “A” and “B” respectively.

The affirmative vote of a majority of the shares present or represented at the annual meeting and entitled to vote is required for the approval of the auditor ratification proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVBAL OF THE AMENDED CHARTER AND BYLAWS.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has approved the Company’s engagement of Deloitte as the Company’s independent auditors. Deloitte has served as the Company’s independent registered public accounting firm for its fiscal year 2021. Deloitte was reappointed by the Board, on the recommendation of the Audit Committee, as the Company’s independent auditors for fiscal year 2022.

A representative of Deloitte is expected to be present at the Annual Meeting. The representative will be given an opportunity to make a statement and to respond to appropriate questions, if he or she desires to do so.

Audit Fees. The aggregate fees billed by Deloitte for professional services associated with the annual audit of our consolidated financial statements, the reviews of our quarterly condensed consolidated financial statements and the issuance of consents and comfort letters in connection with registration statement filings with the SEC for the years ended December 31, 2021 and 2019 totaled $1,100,000 and $1,150,000, respectively.

Audit-Related Fees. The audit-related fees by Deloitte consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” No such services were incurred in 2021 or 2019.

Tax Fees. The tax fees consist of fees for tax compliance, tax advice and tax planning. No such services were incurred in 2021 or 2019.

All Other Fees. All other fees include any fees billed that are not audit, audit-related or tax fees. No such services were incurred in 2021 or 2019.

Before an independent registered public accounting firm is engaged by the Company to render audit or non-audit services, our Audit Committee must review the terms of the proposed engagement and pre-approve the engagement. The Audit Committee may delegate authority to one or more of the members of the Audit Committee to provide these pre-approvals for audit or non-audit services, provided that the person or persons to whom authority is delegated must report the pre-approvals to the full Audit Committee at its next scheduled meeting. Audit committee pre-approval of non-audit services (other than review and attest services) are not required if those services fall within available exceptions established by the SEC. The Audit Committee pre-approved all audit, audit-related, tax and other services provided by Deloitte for the fiscal years 2021 and 2019 and the estimated costs of those services. Actual amounts billed, to the extent in excess of the estimated amounts, were periodically reviewed and approved by the Audit Committee.

The affirmative vote of a majority of the shares present or represented at the annual meeting and entitled to vote is required for the approval of the auditor ratification proposal. The Company is not required to submit the selection of the independent registered public accounting firm to the stockholders for approval, but is doing so as a matter of good corporate governance. If the stockholders reject the selection, the Board will reconsider its selection.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF OUR AUDIT COMMITTEE’S SELECTION OF DELOITTE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Additional Information

The Company is subject to the information and reporting requirements of the Exchange Act and, in accordance with that Act, files periodic reports, documents and other information with the SEC. These reports and other information are available to you on the SEC’s website at www.sec.gov.

Any stockholder who wishes to send communications to the Board should mail them addressed to the intended recipient by name or position in care of: Vericity, Inc., 8700 W. Bryn Mawr Ave., Suite 900S, Chicago, IL 60631 Attention: General Counsel. Upon receipt of any such communications, the General Counsel or his designee will determine the identity of the intended recipient and whether the communication is an appropriate stockholder communication. Then the General Counsel or his designee will send all appropriate stockholder communications to the intended recipient. An “appropriate stockholder communication” is a communication from a person claiming to be a stockholder in the communication and the subject of which relates solely to the sender’s interest as a stockholder and not to any other personal or business interest.

In the case of communications addressed to the Board, the Company will send appropriate stockholder communications to the Board. In the case of communications addressed to any particular director, the Company will send appropriate stockholder communications to such director.

Delivery of Documents to Stockholders Sharing an Address

Unless we have received contrary instructions from a stockholder, we are delivering only one information statement and other corporate mailings to multiple stockholders sharing an address. This practice, known as “householding,” is intended to reduce our printing and postage costs. We will, upon request, promptly deliver a separate copy of the information statement to a stockholder who shares an address with another stockholder. A stockholder who wishes to receive a separate copy of the information statement may direct such request to Vericity, Inc., 8700 W. Bryn Mawr Ave., Suite 900S, Chicago, IL 60631 Attention: General Counsel. Stockholders who receive multiple copies of the information statement at their address and would like to request that only a single copy of communications be delivered to the shared address may do so by making either a written request to the address listed above.

Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, in order to be eligible for inclusion in the proxy materials for the Company’s 2022 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received by the Corporate Secretary of the Company no later than February 21, 2022, which is 120 days prior to June 21, 2022, the one-year anniversary of the date on which the mailing of this Proxy Statement is expected to commence. Stockholder proposals must be made in compliance with applicable legal requirements promulgated by the SEC and must be furnished to the Corporate Secretary of the Company by certified mail, return receipt requested.

Our advance notice bylaw provisions require that any stockholder proposal or director nomination to be presented from the floor of our 2022 annual meeting must be received by our Corporate Secretary not later than the 60th day nor earlier than the 90th day prior to August 3, 2022 (the first anniversary of the preceding year’s annual meeting). If the date of our 2022 annual meeting is more than 30 days before or more than 60 days after August 3, 2022, stockholder proposals must be delivered no earlier than the 120th day prior to such annual meeting date and not later than the close of business on the later of (i) the 90th day before such annual meeting or (ii) if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the

10th day following the day on which a public announcement of the date of such meeting is first made. Any stockholder proposal must be, under law, an appropriate subject for stockholder action in order to be brought before the meeting. In addition, in order to present a stockholder proposal or nominate a director at our 2022 annual meeting, the stockholder must satisfy certain other requirements set forth in our bylaws. Stockholder proposals and director nominations should be directed to the Corporate Secretary of Vericity, Inc., 8700 W. Bryn Mawr Ave., Suite 900S, Chicago, IL 60631.

Other Matters

As of the date of this Proxy Statement, the Board does not intend to present any matter for action at the Annual Meeting, other than as set forth in the Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies will act in accordance with their judgment on such matters.

By Order of the Board of Directors

/s/ James E. Hohmann

Name: James E. Hohmann

Title: Director and Chief Executive Officer

Date: June 21, 2022

Exhibit A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

VERICITY, INC.

Vericity, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

1.
The present name of the Corporation is Vericity, Inc.
2.
The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on February 14, 2013, and was amended on April 25, 2013 to change the name of the Corporation from “LifeStory Holdings, Inc.” to “Vericity, Inc.”
3.
This Amended and Restated Certificate of Incorporation was duly adopted by the sole stockholder of the Corporation in accordance with Sections 242, 245 and 228 of the DGCL.
4.
The original Certificate of Incorporation of the Corporation is hereby restated in its entirety by this Amended and Restated Certificate of Incorporation (this “Certificate of Incorporation”) to read in its entirety as follows:

ARTICLE I

NAME

The name of the Corporation is Vericity, Inc.

ARTICLE II

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the DGCL.

ARTICLE III

REGISTERED AGENT

The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle 19808. The name of the registered agent at such address is Corporation Service Company.

ARTICLE IV
AUTHORIZED CAPITAL

A. Authorized Shares. The aggregate number of shares of all classes of stock that the Corporation shall have authority to issue is thirty million (30,000,000) shares to be designated as Common Stock, par value $0.001 per share (the “Common Stock”).

B. Common Stock.

1.
Dividends. Subject to the provisions of this Certificate of Incorporation, the holders of the Common Stock shall be entitled to receive ratably on a per share basis, to the extent permitted by law, such dividends as may be declared from time to time by the board of directors.
2.
Liquidation. In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation of whatever kind available for distribution to stockholders, ratably on a per share basis.
3.
Voting Rights. Except as otherwise provided by the DGCL, the entire voting power of the shares of the Corporation for the election of directors and for all other purposes shall be vested exclusively in the Common Stock. Each share of Common Stock shall have one vote upon all matters to be voted on by the holders of Common Stock.

4.
Preemptive Rights. No holder of the Common Stock shall have any preemptive rights with respect to the Common Stock or any other securities of the Corporation, or to any obligations convertible (directly or indirectly) into securities of the Corporation whether now or hereafter authorized.

ARTICLE V
BOARD OF DIRECTORS

The business and affairs of the Corporation shall be managed by or under the direction of the board of directors consisting of not less than five (5) directors nor more than thirteen (13) directors, the exact number of directors to be determined as provided in the Corporation’s Amended and Restated Bylaws (the “Bylaws”). A director shall hold office until the annual meeting for the year in which such director’s term expires and until such director’s successor shall be elected and shall qualify for office, subject, however, to prior death, resignation or removal from office with or without cause. Any vacancy on the board of directors, however resulting, may be filled only as provided for in the Bylaws. Any director elected to fill a vacancy shall hold office for a term that shall coincide with the remaining term of the vacancy so filled.

ARTICLE VI

WRITTEN BALLOT

Elections of directors at an annual or special meeting of stockholders need not be by written ballot unless and to the extent that the Bylaws shall otherwise provide.

ARTICLE VII

PERPETUAL EXISTENCE

The Corporation is to have perpetual existence.

ARTICLE VIII

LIABILITY

a)
Exculpation. To the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director. No amendment to, modification of or repeal of this paragraph shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.
b)
Right to Indemnification of Directors and Officers. The Corporation shall indemnify, advance expenses to, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an “Indemnified Person”) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) (a “Proceeding”), by reason of the fact that such person is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) actually and reasonably incurred by such Indemnified Person in connection with such Proceeding. Notwithstanding the preceding sentence, except as otherwise provided in Section D of this Article VIII, the Corporation shall be required to indemnify an Indemnified Person in connection with a Proceeding (or part thereof) commenced by such Indemnified Person only if the commencement of such Proceeding (or part thereof) by the Indemnified Person was authorized in advance by the board of directors. Any amendment, repeal or modification of this paragraph shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.
c)
Advancement of Expenses of Directors and Officers. The Corporation shall pay the expenses (including attorneys’ fees) incurred by an Indemnified Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Indemnified Person to repay all amounts advanced if it should be ultimately determined that the Indemnified Person is not entitled to be indemnified under this Article VIII or otherwise.

d)
Claims by Directors and Officers. If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within 30 days after a written claim therefor by the Indemnified Person has been received by the Corporation, the Indemnified Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Indemnified Person is not entitled to the requested indemnification or advancement of expenses under applicable law as it presently exists or may hereafter be amended.
e)
Rights to Indemnification and Advancement of Expenses of Advisory Board Members. The Corporation shall indemnify and hold harmless any person who is or was a member of the advisory board of the Corporation (an “Advisory Board Member”) from and against any and all liabilities and losses suffered and expenses (including attorneys’ fees) actually and reasonably incurred by such Advisory Board Member, whether joint or several, related to, arising out of or in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which such Advisory Board Member may be involved or with which such Advisory Board Member may be threatened, while performing his or her services to the Corporation, by reason of such Advisory Board Member being or having been a member of the advisory board of the Corporation, except to the extent any such liabilities, losses or expenses arise from such Advisory Board Member’s willful misconduct. The Corporation shall pay the expenses (including attorneys’ fees) incurred by any Advisory Board Member in connection with investigating, preparing, pursuing, defending or assisting in the defense of any action, claim, suit, investigation or proceeding for which such Advisory Board Member would be entitled to indemnification under the terms of the previous sentence, or any action arising therefrom, whether or not such Advisory Board Member is a party thereto. Such payment of expenses in advance of the final disposition of the action, claim, suit, investigation or proceeding shall be made only upon receipt of an undertaking by such Advisory Board Member to repay all amounts advanced if it should be ultimately determined that such Advisory Board Member is not entitled to be indemnified under this Article VIII.E or otherwise. Notwithstanding anything to contrary contained in this Article VIII.E or otherwise, the rights to indemnification and advancement of expenses of the Advisory Board Members are provided to such individuals in their capacity as third-party indemnitees and not as fiduciaries of the Corporation.
f)
Indemnification of Employees and Agents. The Corporation may indemnify and advance expenses to any person who was or is a party or is threatened to be made a party to or is otherwise involved in any Proceeding by reason of the fact that such person, or a person for whom such person is the legal representative, is or was an employee or agent of the Corporation or, while an employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such Proceeding. The ultimate determination of entitlement to indemnification of persons who are non-director or officer employees or agents shall be made in such manner as is determined by the board of directors in its sole discretion. Notwithstanding the foregoing sentence, the Corporation shall not be required to indemnify a person in connection with a Proceeding initiated by such person if the Proceeding was not authorized in advance by the board of directors.
g)
Advancement of Expenses of Employees and Agents. The Corporation may pay the expenses (including attorneys’ fees) actually and reasonably incurred by an employee or agent in defending any Proceeding in advance of its final disposition on such terms and conditions as may be determined by the board of directors.
h)
Non-Exclusivity of Rights. The rights conferred on any person by this Article VIII shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, the Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.
i)
Other Indemnification. The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, limited liability company, joint venture, trust, organization or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, limited liability company, joint venture, trust, organization or other enterprise. Notwithstanding anything to the contrary contained in this Article VIII, to the maximum extent permitted by law, to the extent that an Indemnified Person is entitled to be indemnified by, or receive advancement of expenses from, the Corporation hereunder or under the Corporation’s Bylaws, (i) the Corporation shall be the indemnitor of first resort (i.e., its obligations to such Indemnified Person are primary and any obligations of the direct and indirect holders of Common Stock or any of their affiliates (the “Owners”) to provide indemnification or advancement for the same loss or damage incurred by such Indemnified Person are secondary); (ii) the Owners’ obligations, if any, to so indemnify or advance expenses to any such Indemnified Party shall be reduced by any amount that such Indemnified Person collects as indemnification or advancement from the Corporation; (iii) if the Owners pay or cause to be paid, for any reason (including, without limitation, pursuant to Article VIII hereof), any amounts that should have been paid by the Corporation, then (x) the Owners shall be fully subrogated to all rights of the relevant Indemnified Person with respect to such payment and (y) each relevant Indemnified Person shall assign to the Owners all of the Indemnified Person’s rights to advancement or indemnification with respect to such payment from or with respect to the Corporation; and (iv) the Corporation hereby waives any and all rights of subrogation with respect to payments of indemnification or advancement of expenses against the Owners or any insurer thereof. The Corporation agrees that the Owners shall be the express third-party beneficiaries of the second sentence of this Article VIII.I.
j)
Insurance. The board of directors may, to the full extent permitted by applicable law as it presently exists or may hereafter be amended, authorize an appropriate officer or officers to purchase and maintain at the Corporation’s expense insurance: (a) to indemnify the Corporation for any obligation which it incurs as a result of the indemnification of Indemnified Persons and employees under the provisions of this Article VIII; and (b) to indemnify or insure Indemnified Persons and employees against liability in instances in which they may not otherwise be indemnified by the Corporation under the provisions of this Article VIII.
k)
Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article VIII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification. The rights provided hereunder shall inure to the benefit of any Indemnified Person and such person’s heirs, executors and administrators.
l)
Waiver of Corporate Opportunities. To the fullest extent permitted by Section 122(17) of the DGCL, the Corporation hereby renounces any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, any business opportunities that are presented to one or more of its directors or stockholders who are, at the time, associated with or nominated by, or serving as such as representatives of, the Standby Purchaser or its Affiliates (as defined in the Bylaws), other than those directors or stockholders who are employees of the Corporation or its subsidiaries, unless such opportunity is presented to, acquired, created or developed by, or otherwise comes into the possession of, any such director in such director’s capacity as a director of the Corporation. No amendment or repeal of this Article VIII shall apply to or have any effect on the liability or alleged liability of any director or stockholder of the Corporation for or with respect to any opportunities of which such director or stockholder becomes aware prior to such amendment or repeal.

ARTICLE IX

STOCKHOLDER MEETINGS AND ACTIONS

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.

ARTICLE X

AMENDMENTS

a.
Amendments to Certificate of Incorporation. This Certificate of Incorporation may be amended as provided under Section 242 of the DGCL; provided that during the Standstill Period (as defined in the Bylaws), the Board may not adopt a resolution proposing a Material Amendment (as defined in the Bylaws) to this Certificate of Incorporation without the approval of a majority of the Company Designees (as defined in the Bylaws).
b.
Bylaw Amendments. The Board of Directors of the Corporation shall have the power, without the assent or vote of the stockholders, to adopt, amend, alter or repeal the Bylaws; provided that during the Standstill Period, the Board may not adopt a resolution proposing a Material Amendment of the Bylaws without the approval of a majority of the Company Designees.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed and attested by its duly authorized officer this 6th day of August, 2019.

VERICITY, INC.

a Delaware corporation

By: _________________________

/s/James E. Hohmann

Chief Executive Officer

EXHIBIT B

AMENDED AND RESTATED

BYLAWS OF

VERICITY, INC.

(effective as of August 6, 2019)

ARTICLE I

CORPORATE OFFICES

Section 1.1 Registered Office. The registered office of Vericity, Inc. (the “Corporation”) in the State of Delaware shall be fixed in the Corporation’s certificate of incorporation (the “Charter”) as the same may be amended from time to time.

Section 1.2 Other Offices. The Corporation may also have offices at such other places both within or without the State of Delaware as the Corporation’s board of directors (the “Board”) may from time to time determine or as the business of the Corporation may require.

Section 1.3 Books and Records. The books and records of the Corporation may be kept within or without the State of Delaware as the Board may from time to time determine or as the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 2.1 Place of Meetings. Meetings of stockholders shall be held at any place, within or without the State of Delaware, designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.

Section 2.2 Annual Meetings. An annual meeting of stockholders shall be held each year for the election of directors and the transaction of such other business as may properly be brought before the meeting in accordance with these bylaws (these “Bylaws”) at such date, time and place, if any, as may be fixed by resolution of the Board from time to time.

Section 2.3 Special Meetings. Special meetings of stockholders for the transaction of such business as may properly come before the meeting may be called by order of the Board or by stockholders holding together at least a majority of all the shares of the Corporation entitled to vote at the meeting, and shall be held at such date and time, within or outside the State of Delaware, as may be specified by such order. Whenever the directors shall fail to fix such place, the meeting shall be held at the principal executive office of the Corporation. Notice shall be promptly given to the stockholders entitled to vote at such meeting, in accordance with the provisions of Sections 2.4and 2.5 of these Bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting. No business may be transacted at such special meeting other than the business specified in such notice to stockholders. Nothing contained in this paragraph shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board may be held.

Section 2.4 Notice of Stockholders’ Meetings. All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 2.5 of these Bylaws. Unless otherwise provided by applicable law or the Charter, such notice shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

Section 2.5 Manner of Giving Notice; Effective Date. If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner permitted by Section 232 of the DGCL.

Section 2.6 Quorum. Except as otherwise provided by applicable law, the Charter or rules of any stock exchange upon which shares of the Corporation’s capital stock are listed, the holders of a majority of the voting power of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. In the absence of a quorum, then either (a) the chairman of the meeting, or (b) the stockholders representing a majority of the voting power at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally specified in the notice.

Section 2.7 Adjourned Meeting; Notice. When a meeting is adjourned to another time or place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place if any thereof, and the means of remote communications if any by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally specified in the notice. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the DGCL, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

Section 2.8 Inspectors of Elections; Opening and Closing the Polls. The Corporation shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including as officers, employees, agents or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by law.

Section 2.9 Conduct of Business. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such regulation of the manner of voting and the conduct of business.

Section 2.10 Voting. Except as otherwise provided by the DGCL, the Charter or these Bylaws, every holder of the Corporation’s common stock shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of common stock held by such stockholder.

Section 2.11 List of Stockholders Entitled to Vote. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include email addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the Corporation’s principal executive office. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

Section 2.12 Record Date for Stockholder Notice; Voting.

a)
a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this subsection (a) at the adjourned meeting.
b)
In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

Section 2.13 Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.

Section 2.14 Advance Notice Requirements for Election of Directors.

a)
Only persons who are nominated in accordance with the procedures set forth in this Section 2.14 shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board and the proposal of business to be transacted by the stockholders may only be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of such meeting, (ii) in accordance with Article III of these Bylaws, or (iii) by any stockholder of record of the Corporation at the time of the giving of the notice required in Section 2.14(b) who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section 2.14. The foregoing clause (iii) shall be the exclusive means for a stockholder to make nominations or propose business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (as amended, together with the rules and regulations promulgated thereunder, the “Exchange Act”)) at an annual meeting of stockholders.
b)
For nominations or business to be properly brought before an annual meeting by a stockholder of record pursuant to clause (iii) of Section 2.14(a), (i) the stockholder of record must have given timely notice thereof in writing to the secretary of the Corporation, (ii) the stockholder of record must provide to the secretary of the Corporation any updates or supplements to such notice at the times and in the forms specified in this Section 2.14, (iii) any such business must be a proper matter for stockholder action under Delaware law and (iv) the stockholder of record and the beneficial owner or owners, if any, on whose behalf any such proposal or nomination is made, must have acted in accordance with the representations set forth in the Solicitation Statement (as defined below). To be timely, a notice by a stockholder of record must be received by the secretary of the Corporation at the principal executive offices of the Corporation not less than 90 nor more than 120 days prior to the one-year anniversary of the date of the preceding year’s annual meeting of stockholders; provided, however, that, subject to the last sentence of this Section 2.14(b), if the meeting is convened more than sixty (60) days prior to or delayed by more than thirty (30)

days after the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice by the stockholder of record to be timely must be so received not earlier than the close of business on the 120th day prior to the date of the annual meeting and not later than the close of business on the later of (i) the 90th day before such annual meeting or (ii) if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made. Notwithstanding anything in the preceding sentence to the contrary, in the event that the number of directors to be elected to the Board is increased and there has been no public announcement naming all of the nominees for director or indicating the increase in the size of the Board made by the Corporation at least 10 days before the last day a stockholder of record may deliver a notice of nomination in accordance with the preceding sentence, a notice by a stockholder of record required by this Section 2.14 shall also be considered timely, but only with respect to nominees for any new positions created by such increase in the number of directors, if it shall be received by the secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation. In no event shall the public disclosure of an adjournment, or postponement for which notice has been given of an annual meeting, commence a new time period for the giving of a notice by a stockholder of record.
c)
Such notice by a stockholder of record shall set forth:

(i)
If such notice pertains to the nomination of directors, as to each person whom the stockholder of record proposes to nominate for election or reelection as a director: (A) all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Exchange Act; (B) such person’s written consent to being named as a nominee and to serve as a director if elected; (C) a description of all direct and indirect compensation or other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder of record and beneficial owner or owners, if any, and their respective affiliates and associates, or other persons acting in concert therewith, on the one hand, and each proposed nominee and his or her respective affiliates and associates or other persons acting in concert therewith, on the other hand, including all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder of record making the nomination and any beneficial owner or owners, if any, or other person on whose behalf the nomination is made, or any affiliate or associate thereof or other person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; and (D) a written representation and agreement (in the form provided by the secretary of the Corporation upon written request) that such person (1) is not and will not become a party to (a) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed in writing to the Corporation or (b) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (2) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (3) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

(ii)
As to any business that the stockholder of record proposes to bring before the meeting: a brief description of such business (including the complete text of any resolutions to be presented at the annual meeting, and, in the event that such business includes a proposal to amend these Bylaws, the complete text of the proposed amendment), the reasons for conducting such business at the meeting, any material interest in such business of such stockholder of record and the beneficial owner or owners, if any, or other persons on whose behalf the proposal is made or acting in concert therewith and a description of all agreements, arrangements and understandings between such stockholder of record and beneficial owner or owners, if any, and any other such person or persons (including their names) in connection with the proposal of such business by such stockholder of record.

(iii)
As to (1) the stockholder of record giving the notice and (2) the beneficial owner or owners, if any, or other persons on whose behalf the nomination or proposal is made or acting in concert therewith (each, a “party”):

a)
the name and address of each such party;
b)
(1) the class, series, and number of shares of the Corporation that are owned, directly or indirectly, beneficially and of record by each such party, (2) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or providing for a settlement payment or mechanism based on the price of any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by each such party, any synthetic equity transaction and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (3) any proxy, contract, arrangement, understanding or relationship pursuant to which any party, either directly or acting in concert with another person or persons, has a right to vote, directly or indirectly, any shares of any security of the Corporation, (4) any short interest or other borrowing arrangement in any security of the Corporation held by each such party as of the date of such notice or at any point during the preceding six months (for purposes of this Section 2.14(c), a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (5) any rights to dividends on the shares of the Corporation owned beneficially directly or indirectly by each such party that are separated or separable from the underlying shares of the Corporation, (6) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which any party is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (7) any performance-related fees (other than an asset-based fee) that each such party is directly or indirectly entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including any such interests held by members of each such party’s immediate family sharing the same household (which information set forth in this paragraph shall be supplemented by such stockholder or such beneficial owner or other person, as the case may be, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date), (8) any other information relating to each such party that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act (whether or not such party intends to deliver a proxy statement or conduct its own proxy solicitation), and (9) a statement as to whether or not each such party will deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of voting power of all of the shares of capital stock of the Corporation required under applicable law to carry the proposal or, in the case of a nomination or nominations for election as directors, at least the percentage of voting power of all of the shares of capital stock of the Corporation reasonably believed by the stockholder of record or beneficial owner or owners, as the case may be, to be sufficient to elect the persons proposed to be nominated by the stockholder of record (such statement, a “Solicitation Statement”).
c)
A stockholder of record providing notice of a nomination of director or other business proposed to be brought before a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.14 shall be true and correct as of the record date for the meeting and as of the date that is 10 business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary of the Corporation at the principal executive offices of the Corporation not later than five business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than five business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to) or any adjournment or postponement thereof (in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof).
d)
A person shall not be eligible for election or reelection as a director at an annual meeting unless (i) the person is nominated by a stockholder of record in accordance with Section 2.14(a)(iii); or (ii) the person is nominated in accordance with Article III. Only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this section. The chair of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.
e)
For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.
f)
Notwithstanding the foregoing provisions of this Section 2.14, a stockholder shall also comply with all applicable requirements of the Exchange Act with respect to matters set forth in this Section 2.14. Nothing in this Section 2.14shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Section 2.15 Procedure for Election of Directors; Required Vote. Election of directors at all meetings of the stockholders at which directors are to be elected shall be by ballot, and, subject to the rights of the holders of any series of preferred stock to elect directors under specified circumstances, a plurality of the votes cast at any meeting for the election of directors at which a quorum is present shall elect directors. Except as otherwise provided by law, the Charter or these Bylaws, in all matters other than the election of directors, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act of the stockholders.

ARTICLE III
DIRECTORS

Section 3.1 Powers. Subject to the provisions of the DGCL and any limitations in the Charter or these Bylaws, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board.

Section 3.2 Defined Terms. The following terms used in these Bylaws have the meanings given them in the Amended and Restated Standby Stock Purchase Agreement dated March 25, 2019, by and among Members Mutual Holding Company, Fidelity Life Association, the Corporation, and Apex Holdco L.P. (the “Standby Purchase Agreement”): Advisory Board, Affiliate, Cause, Company Designee, Group Company, Material Amendment, Standby Purchaser Designee, Standby Purchaser, and Standstill Period.

Section 3.3 Composition of the Board of Directors. The Board shall consist of the Standby Purchaser Designees and the Company Designees. The number of Company Designees shall not exceed six (6) nor at any time be less than two (2), and the number of Standby Purchaser Designees shall at any given time, subject to the last sentence of this Section 3.3, be one (1) more than the number of Company Designees but in no event less than three (3). The number of the initial Company Designees and Standby Purchaser Designees shall be as provided in the Standby Purchase Agreement. In the event of a vacancy occurring among the Company Designees, the size of the Board may be adjusted in accordance with Section 3.6 hereof. Notwithstanding the foregoing, if among the Company Designees and the Standby Purchaser Designees there are insufficient independent directors available to satisfy the independence requirements under the rules of the Nasdaq Stock Market or the Securities and Exchange Commission relating to the number of independent directors required to serve on the board of directors or any committee thereof, the Standby Purchaser shall have the right to designate the minimum number of additional directors necessary to satisfy such applicable independence requirements.

Section 3.4 Nomination, Election, and Term of Office of Directors.

a)
Each director, including a director elected to fill a vacancy, shall hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation, retirement or removal (which removal may be with or without cause). Directors need not be stockholders.
b)
At any election of directors, a majority of the Standby Purchaser Designees (or the sole remaining Standby Purchaser Designee) shall have the right to nominate the successors of the Standby Purchaser Designees, and a majority of the Company Designees (or the sole remaining Company Designee), shall have the right to nominate the successors of the Company Designees, in each case for election or reelection to the Board. If there are no Company Designees then serving on the Board, a majority of the members of the Advisory Board (or the sole remaining member thereof) shall have the right to nominate the successors of the Company Designees.
c)
No person eighty (80) years of age or above shall be eligible for election, reelection, appointment, or reappointment to the Board. No director shall serve as such beyond the annual meeting of the Corporation immediately following such director’s attainment of the age of eighty (80).

Section 3.5 Resignation. Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation.

Section 3.6 Vacancies. Vacancies on the Board shall be filled as follows: (i) in the event of any vacancy in the office of any Standby Purchaser Designee, the remaining Standby Purchaser Designees shall have the right to designate a replacement to fill such vacancy, and (ii) in the event of any vacancy in the office of any Company Designee, a majority of the remaining Company Designees (or the sole remaining Company Designee) shall have the right to designate a replacement to fill such vacancy, and if there are no Company Designees then serving on the Board, a majority of the members of the Advisory Board (or the sole remaining member thereof) shall have the right to designate a replacement to fill such vacancy. Notwithstanding the foregoing, at the election of the Standby Purchaser, in lieu of the designation of a replacement Company Designee as provided above, the size of the Board may be reduced by two directors so long as one of the Standby Purchaser Designees resigns, such that the Standby Purchaser will continue to have one more designee than the number of Company Designees (provided that the number of Company Designees, as reduced as aforesaid, may not be reduced below two). Any director elected to fill a vacancy shall hold office for a term that shall coincide with the remaining term of the vacancy so filled.

Section 3.7 Chairman of the Board. The Board shall elect a chairman of the Board from among the Standby Purchaser Designees. The chairman of the Board shall preside at all meetings of the stockholders and of the Board and shall have such other powers and perform such other duties as may be prescribed to him or her by the Board or provided in these Bylaws.

Section 3.8 Place of Meetings, Meetings by Telephone. The Board may hold meetings, both regular and special, either within or without the State of Delaware. Unless otherwise restricted by the Charter or these Bylaws, members of the Board and the Advisory Board may participate in a meeting of the Board by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

Section 3.9 Regular Meetings. Regular meetings of the Board may be held at such time and at such place as shall from time to time be determined by the Board. Notice of regular meetings need not be given if the date, times and places thereof are fixed by resolution of the Board or otherwise publicized among all of the directors in writing (including by facsimile or by email).

Section 3.10 Special Meetings; Notice. Special meetings of the Board for any purpose or purposes may be called at any time by any of the directors then in office.

Notice of the time, place and purpose of special meetings of the Board shall be: (a) delivered personally by hand or by courier; (b) sent by United States first-class mail, postage prepaid; (c) sent by facsimile; or (d) sent by email; in each case directed to each director at that director’s address, telephone number, facsimile number or email address, as the case may be, as shown on the Corporation’s records.

If the notice is (a) delivered personally by hand or by courier, (b) sent by facsimile or (c) sent by email, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting of the Board. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting of the Board. Any oral notice may be communicated in person to the director.

Section 3.11 Waiver of Notice. A written waiver of any notice, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business nor the purpose of any meeting need be specified in such waiver.

Section 3.12 Quorum. At all meetings of the Board, a majority of the total number of directors shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by law, the Charter or these Bylaws. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

Section 3.13 Board Action by Written Consent. Unless otherwise restricted by the Charter or these Bylaws, any action required or permitted to be taken at any meeting of the Board or any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing (which may be in counterparts) or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 3.14 Fees and Compensation of Directors. The Board shall have the authority to fix the compensation of directors, provided that the compensation payable to the Company Designees may be decreased only with the approval of a majority of the Company Designees and increased only with the approval of a majority of the Standby Purchaser Designees. The directors shall also be paid their reasonable expenses of attendance at each meeting of the Board or a committee thereof.

ARTICLE IV

ADVISORY BOARD

Section 4.1 Advisory Board. Effective upon the closing of the transactions contemplated by the Standby Purchase Agreement, the Advisory Board shall be established to provide general policy advice to the Board.

Section 4.2 Advisory Board Members. Only those individuals who were directors of Members Mutual as of the date of the Standby Purchase Agreement shall be eligible to serve on the Advisory Board. The initial members of the Advisory Board shall be as provided in the Standby Purchase Agreement. Upon a Company Designee’s resignation or retirement from the Board prior to the termination of the Advisory Board, effective upon notice to the Corporation, such former Company Designee shall become a member of the Advisory Board. A member of the Advisory Board shall be entitled to receive notice of, attend and participate in all meetings of the Board on the same basis as a director, but shall not have any voting rights or any responsibility or be subject to any liability imposed upon a director or in any manner otherwise be deemed a director. Members of the Advisory Board shall serve until the termination of the Advisory Board as provided in Section 4.5 hereof, or such individual’s earlier death, resignation or removal for Cause. Advisory Board members shall enter into customary confidentiality agreements and recuse themselves from meetings if participation would, in the opinion of counsel to the Corporation, compromise attorney client privilege.

Section 4.3 Company Designee Nomination. In the event that there are no remaining Company Designees to make such nomination or designation as provided for in Sections 3.4 and 3.6 hereof, the Advisory Board shall have the right to nominate individuals as successor, or designate individuals as replacement, Company Designees.

Section 4.4 Compensation. Members of the Advisory Board shall be entitled to the same compensation and expense reimbursement as that payable to the Company Designees for serving on the Board, and separate rights to indemnification and advancement of expenses in their capacity as third-party indemnitees and not as fiduciaries of the Corporation.

Section 4.5 Termination of the Advisory Board. The Advisory Board shall terminate on the earlier to occur of (a) expiration of the Standstill Period, or (b) the fifth anniversary of the closing of the transactions contemplated by the Standby Purchase Agreement.

ARTICLE V
COMMITTEES

Section 5.1 Committees of Directors. The Board may designate, by resolution, one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by law and provided in the resolution of the Board designating such committee or in these Bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; provided, however, that no such committee shall have the power or authority to (a) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval, or (b) adopt, amend or repeal any bylaw of the Corporation.

Section 5.2 Composition of Committees. The majority of the members of each committee shall consist of Standby Purchaser Designees, and at least one (1) Company Designee shall serve on each committee.

Section 5.3 Committee Minutes. Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

Section 5.4 Meetings and Actions of Committees.

a)
Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Sections 3.1, 3.5, 3.6, 3.7,3.8, 3.9, 3.10, 3.11, 3.12, and 3.13, in each case with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the Board and its members.

b)
Each committee of the Board may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the Board designating such committee. Unless otherwise provided in such a resolution, the presence of at least a majority of the members of the committee shall be necessary to constitute a quorum.

ARTICLE VI
OFFICERS

Section 6.1 Executive Officers; Election; Term of Office. The Board shall elect a chief executive officer and a chief financial officer. The Board shall also elect a secretary and may elect a president, one or more vice presidents and such other officers and assistant officers as may be deemed necessary or desirable by the Board. Any number of offices may be held by the same person, except that neither the chief executive officer nor the president shall also hold the office of secretary. In its discretion, the Board may choose not to fill any office for any period as it may deem advisable, except that the office of secretary shall be filled as expeditiously as possible. Each officer shall hold office until the first meeting of the Board after the annual meeting of stockholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

Section 6.2 Resignation; Removal; Vacancies. Any officer may resign at any time by giving written notice to the chairman of the Board, the chief executive officer or the secretary. Unless otherwise stated in a notice of resignation, it shall take effect when received by the officer to whom it is directed, without any need for its acceptance. A vacancy occurring in any office of the Corporation may be filled for the unexpired portion of the term thereof by the Board at any regular or special meeting.

Section 6.3 Vacancies. Any vacancy occurring in any office because of death, resignation or removal may be filled by the Board.

Section 6.4 Compensation. Compensation of all executive officers shall be fixed by or under the direction of the Board.

Section 6.5 Chief Executive Officer. The chief executive officer shall have general charge, control, direction and supervision over the business and affairs of the Corporation, subject to the control and direction of the Board and shall perform such other duties and have such other powers as the Board may from time to time prescribe. He/she may sign and execute in the name of the Corporation all authorized contracts, bonds, mortgages or other authorized corporate obligations or instruments. The chief executive officer shall recommend to the Board candidates for appointment to the other officers set forth in this Article VI.

Section 6.6 President. The president shall have such duties and exercise such powers as the chief executive officer may from time to time prescribe. He/she may sign and execute in the name of the Corporation all authorized contracts, bonds, mortgages or other authorized corporate obligations or instruments.

Section 6.7 Chief Financial Officer. The chief financial officer shall be responsible for the financial affairs of the Corporation, under the direction of the chief executive officer and subject to the control of the Board and shall render to the chief executive officer and the Board at its regular meetings, or when the Board so requires, an account of the financial condition of the Corporation. He/she shall also perform such other duties and have such other powers as the Board may from time to time prescribe.

Section 6.8 Executive Vice President. The executive vice president (or, if there shall be more than one, the executive vice presidents in the order designated by the Board, or in the absence of any designation, then in order of their election) shall, in the absence or disability of the president, perform the duties and exercise the powers of the president and shall perform such other duties and have such other powers as the chief executive officer may from time to time prescribe.

Section 6.9 Senior Vice President. The senior vice president (or, if there shall be more than one, the senior vice presidents in the order designated by the Board, or in the absence of any designation, then in order of their election) shall, in the absence or disability of the president or any executive vice presidents, perform the duties and exercise the powers of the president and shall perform such other duties and have such other powers as the chief executive officer may from time to time prescribe.

Section 6.10 Vice Presidents. The vice presidents in the order of their election unless otherwise determined by the Board, shall, in the absence or disability of the chief executive officer, the president, any executive vice presidents or any senior vice presidents, perform the duties and exercise the powers of the president, and shall perform such other duties and have such other powers as the chief executive officer may from time to time prescribe.

Section 6.11 Secretary. The secretary shall when practicable attend all meetings of the Board and all meetings of the stockholders, and record all the proceedings of the meetings of the Corporation and of the Board in a book to be kept for that purpose, and shall perform like duties for the standing committees when required. He/she shall give, or cause to be given, notice of all meetings of the stockholders and notice of all meetings of the Board, where required by these Bylaws or by resolution or order of the Board. He/she shall perform such other duties as may be prescribed by the chief executive officer of the Corporation. He/she shall keep in safe custody the seal of the Corporation and affix the same to any instrument requiring it and, when so affixed, it shall be attested by his or her signature or by the signature of an assistant secretary.

Section 6.12 Assistant Secretary. The assistant secretary, or if there be more than one, the assistant secretaries in the order of their election unless otherwise determined by the Board, shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary, and shall perform such other duties and have such other powers as the chief executive officer may from time to time prescribe.

Section 6.13 Treasurer.

a)
The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall cause to be deposited all monies and other valuable effects in the name and to the credit of the Corporation in such depositories.
b)
He/she shall disburse or cause to be disbursed the funds of the Corporation as may be ordered by the Board by general resolution or otherwise, taking proper vouchers for such disbursements, and shall render to the chief executive officer and the Board, at its regular meetings, or when the Board so requires, an account of all his or her transactions as treasurer.

Section 6.14 Assistant Treasurers. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order of their election unless otherwise determined by the Board, shall, in the absence or disability of the treasurer, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

Section 6.15 Other Officers. Such other officers as the Board may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board. The Board may delegate to the chief executive officer the power to choose such other officers and to prescribe their respective duties and powers.

Section 6.16 Duties of Officers. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the chairman of the Board, chief executive officer, president, or any vice president and any such officer may in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at a meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board may, by resolution, from time to time confer like powers upon any other person or persons.

Section 6.17 Delegation of Authority. The Board may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

ARTICLE VII
GENERAL MATTERS

Section 7.1 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to any provision of the DGCL.

Section 7.2 Checks. From time to time, the Board shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the Corporation, and only the persons so authorized shall sign or endorse those instruments.

Section 7.3 Execution of Corporate Documents and Instruments. The Board, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 7.4 Stock Certificates, Partially Paid Shares. The shares of the Corporation may be certificated or uncertificated, as provided under the DGCL. All certificates shall be numbered and shall be entered in the books of the Corporation as they are issued. The certificates shall be signed by, or in the name of the Corporation by the chairman of the Board, or a president or vice president, and by the secretary or an assistant secretary of such

Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he/she were such officer, transfer agent or registrar at the date of issue.

Section 7.5 Lost Certificates. Except as provided in this Section 7.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

Section 7.6 Dividends. The Board, subject to any restrictions contained in either (i) the DGCL, or (ii) the Charter, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation’s capital stock. The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

Section 7.7 Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

Section 7.8 Seal. The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Section 7.9 Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto (unless the shares are uncertificated), cancel the old certificate, and record the transaction in its books.

Section 7.10 Registered Stockholders. The Corporation shall be entitled to recognize the exclusive rights of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof except as otherwise provided by the laws of Delaware.

Section 7.11 Forum for Adjudication of Disputes. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provisions of the DGCL, the Corporation’s Charter or these Bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine, shall be a state or federal court located within the State of Delaware, in all cases subject to the court having personal jurisdiction over the indispensable parties named as defendants therein; provided the provisions of this Section 7.11 will not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts have exclusive jurisdiction. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this

Section 7.12 Amendments. The amendment or repeal of any of these Bylaws, or the adoption of any bylaw inconsistent with these Bylaws, shall require either: (i) the affirmative vote of stockholders of the Corporation holding at least a majority of the voting power of all outstanding shares of the Corporation entitled to vote generally in the election of directors, subject to any applicable contractual restrictions, voting together as a single class; or (ii) the affirmative vote of a majority of the total number of directors of the Corporation; provided, however, that during the Standstill Period, the Board may not alter, amend, change, add to or repeal the Bylaws of the Corporation in manner that would constitute a Material Amendment without the approval of a majority of the Company Designees.

VERCITY, INC.

8700 W. BRYN MAWR AVE., SUITE 900S

CHICAGO, IL 60631

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The Board of Directors recommends you vote FOR the following: For All Withhold All For All Except To withholding authority to vote for any individual nominee (s), mark “For ALL Except” and write the number(s) of all nominee(s) on the line below.

1.
Election of Directors

Nominees

1.
Neil Ashe 02) Calvin Dong 03) Richard A. Hemmings 04) James E. Hohmann 05) Scott Perry
1.
Eric Rahe 07) Laura R. Zimmerman

The Board of Directors recommends you vote FOR proposals 2 and 3.

2.
To ratify the change made to the Company’s Charter and Bylaws.
3.
To ratify the Audit Committee’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2022.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For Against Abstain

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (PLEASE SIGTN WITHIN BOX) Date Signature (Joint Owners) Date